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                                        Exhibit 23.2



                      CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Alex. Brown Incorporated



We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports on the financial statements and schedules included in the Annual Report on Form 10-K of Alex. Brown Incorporated for the year ended December 31, 1993.





                              S/ KPMG PEAT MARWICK



Baltimore, Maryland
August 8, 1994